KeyCorp Investor Day October 30, 2018 Exhibit 99.1

Time Topic Presenter(s) Page 7:45 am Breakfast and Registration 8:30 am Key Overview Beth Mooney 3 Differentiated Business Model Chris Gorman 17 Consumer & Business Banking: Building on Momentum Dennis Devine & Jamie Warder 29 Q&A 10:00 am Break Commercial Payments & Strategic Partnerships Ken Gavrity & Clark Khayat 51 Technology Strategy: Enabling Growth & Innovation Amy Brady 65 Q&A Commercial Real Estate: Building & Managing Scale Angela Mago 75 Maintaining a Moderate Risk Profile: Positioned to Outperform Mark Midkiff 85 Delivering on Targets & Commitments Don Kimble 95 Concluding Remarks Beth Mooney 103 Q&A 1:00 pm Lunch KeyCorp 2018 Investor Day Appendix 107 Biographies 115

Beth Mooney Chairman & Chief Executive Officer Key Overview

Appendix

Highlight Key's significant transformation: strategy, execution, and performance Demonstrate the breadth, quality, and distinctiveness of our business model Introduce the depth of our talented, energized senior leadership team Show that the company is positioned to grow and perform through business cycles Underscore our commitment to creating shareholder value: aligning valuation with performance KEY Investor Day: Why?

Agenda Time Topic Presenter(s) 7:45 am Breakfast and Registration 8:30 am Key Overview Beth Mooney Differentiated Business Model Chris Gorman Consumer & Business Banking: Building on Momentum Dennis Devine & Jamie Warder Q&A 10:00 am Break Commercial Payments & Strategic Partnerships Ken Gavrity & Clark Khayat Technology Strategy: Enabling Growth & Innovation Amy Brady Q&A Commercial Real Estate: Building & Managing Scale Angela Mago Maintaining a Moderate Risk Profile: Positioned to Outperform Mark Midkiff Delivering on Targets & Commitments Don Kimble Concluding Remarks Beth Mooney Q&A 1:00 pm Lunch

Built targeted scale by executing on a distinctive relationship-based strategy Developed discipline for focused execution to deliver on commitments Strengthened core franchise through investment: market presence, products, and capabilities Completed transformative FNFG acquisition: drove step change in performance Focused management of business on Moderate Risk Profile Added talent, including senior leadership team: diverse backgrounds and experience Strengthened community commitment with groundbreaking National Community Benefits Plan Materially improved operating and financial performance Disciplined capital management: retain, invest, and return Transformation from 2011: Focused Execution Stock Performance Since 2011 KEY: +125% outperforming peer group median (+110%) Significant Transformation Stock performance through 9/30/18

Distinctive platform and model driving organic growth Focused execution of revenue growth opportunities accelerates our performance Expense discipline and cost savings initiatives drive further improvement in efficiency and returns Cash Efficiency Ratio1,2 Earnings per Common Share1 ROTCE1,2 Distinctive platform and model driving organic growth Focused execution on revenue growth opportunities accelerates our performance Expense discipline and cost savings initiatives drive further improvement in efficiency and returns Focused Forward Step Change in Performance Five consecutive years of positive operating leverage (1) Excludes notable items in 2015 - 2017; see 2017 Form 10-K for additional detail; (2) Non-GAAP measure; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at investor.key.com/documents

Leading commercial and investment banking platform aimed at middle market companies Attractive market presence Financial Wellness focus Distinctive Model Targeted Scale Focused Execution Disciplined Capital & Risk Management Delivering Results Proven model è focused on building targeted scale against defined businesses and client sets Businesses aligned against points of differentiation Targeted investments are driving growth Delivering positive operating leverage with revenue momentum and expense discipline Enhanced and transformed risk management approach Model built to perform through business cycles Clear capital priorities Improving financial performance è balancing investment and efficiency Sound, profitable growth driving shareholder returns Why Key? Positioned to Outperform

Revenue Growth Loan Growth Growth Metrics (2012 – 2017) Types of Scale Deposit Growth Institutions with significant market share in a product capability delivered to a broad set of clients Largest players in a given market as defined by resources within the franchise: most investment, broadest distribution, biggest balance sheet Credible, top-tier providers to narrowly targeted client sets Targeted Scale: Where We Invest to Drive Growth Traditional Scale Scale in a Business Scale in a Client Segment Organic Inorganic Note: Regional Peers defined as banks with $100B-$1T in assets; Trillionaires defined as banks with >$1T in assets Winning with Targeted Scale Focused on building targeted scale by providing clients a differentiated service offering

Investing for Growth

Targeted investments have delivered results and accelerated growth and scale in strategic areas

	Examples
Organic Investment	▪ Focused investment in talent (senior bankers, product specialists, and other focused areas, e.g., analytics) ▪ Strengthening products and capabilities ▪ Simplification of systems and processes to drive client experience and efficiency ▪ Digitization of the enterprise
Third Party Partnerships	▪ Accelerating capabilities and improving speed to market with commercial partnerships – InstaMed, AvidXchange, Billtrust, Snapsheet ▪ Strong infrastructure partners for core capabilities – Oracle, Black Knight
Acquisitions	▪ Transformed franchise with First Niagara acquisition ▪ Enhanced industry expertise and scale with Cain Brothers and Pacific Crest acquisitions ▪ Accelerated Financial Wellness with acquisition of HelloWallet ▪ Leveraged platform with acquisition of commercial servicing assets ▪ Improved client experience and economics with merchant services acquisition

Impact

+48% *Total Clients*	**+50%** *Deposits per Branch*
+31% *TTM Revenue per FTE*	**+94%** *C&I Loans*
+156% *Servicing Assets*	**+107%** *TTM Cards & Payments Income*
+103% *TTM IB&D Fees*	**+156%** *TTM Commercial Mortgage Capital Raised*

Note: Figures represent total change from 12/31/12 - 9/30/18

11

Focused Execution: First Niagara

Delivered on commitments and created shareholder value

Compelling Strategic Opportunity

- **Good use of capital with strong returns**
- **Execution and integration exceeded expectations**
- **Strengthened Key's brand and presence in shared markets while adding complementary new markets**
  - Created leading market share in Upstate NY
  - Over 1 million new clients and ~$27 billion in deposits
- **Augmented and diversified Key's business mix**
  - Delivered a broader suite of products to new and existing clients
- **Created a more balanced franchise (consumer and commercial)**
- **Realized significant cost savings: ~46% of FNFG's cost base**
- **Meaningful additional opportunity from revenue synergies**

Enhanced operating performance: improved profitability and returns

Delivered on Financial Targets

Cash Efficiency Ratio[1,2]


✓
66%
63%
63%
59%
LTM at Announcement
Target at Announcement
2H 2016
Q3 2018

ROTCE[2]


✓
10%
12%
12%
17%
LTM at Announcement
Target at Announcement
2H 2016
Q3 2018

(1) Excludes notable items in 2015 - 2017; see 2017 Form 10-K for additional detail; (2) Non-GAAP measure; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at investor.key.com/documents

12

Client-empowering DIGITAL Experiences Connecting to client preferences; enabling Ease, Value, & Expertise End-to-end DIGITAL Process Redesign Faster, leaner, and smarter Analytics-driven Products and Decisions Real-time data supply chain leveraging cognitive & artificial intelligence Operational Efficiency and Effectiveness Zero touch, straight through, robotics, and machine learning Always On, Secure, On the Go, 24x7 Modern, simplified infrastructure Digitizing the Enterprise Driving digital capabilities across Key, both client-facing and internal, to improve client and employee experiences and simplify processes

Clear Capital Priorities Enhanced Risk Management 1. Organic Growth 2. Dividends 3. Share Repurchases Common share dividend: é 42% in 3Q18 >3% yield1 28% CAGR since 2011 Focused on sound, profitable growth Implemented strategic exits and asset class reductions Targeted approach to specific markets, segments and asset classes Improved funding mix (loans & deposits) Enterprise-wide management of risks and concentrations Strengthened underwriting standards Improved loss absorption capacity Common share repurchases: $3.4 billion since 20123 $1.1 B 3Q14 $1.8 B 3Q16 $3.4 B 3Q18 Positioned to outperform through the cycle 2 Different company with transformed balance sheet and credit risk profile (1) Dividend yield based on quarterly common share dividend of $0.17 and 9/30/18 closing stock price; (2) Assumes 4Q18 common share dividend of $0.17, subject to Board approval; (3) Common share repurchase amount is cumulative and includes repurchases to offset issuances of common shares under our employee compensation plans Disciplined Risk and Capital Management

v Employees Together we do work that matters, have opportunities for growth, and our efforts are recognized and rewarded We help our clients make better, more confident financial decisions We have an award winning culture of community development, philanthropy and volunteerism $16.5B National Community Benefits Plan Commitment to our moderate risk profile 9 Consecutive “Outstanding” CRA ratings KEY: +125% Peer group median: +110% Stock Performance vs. 2011 Regional bank committed to profitable growth with a strong balance sheet Clients Communities Regulators Shareholders Delivering Results for Stakeholders Values-based culture embedded across the organization

We have a distinctive, relationship-based business model We are winning with targeted scale We are focused on executing on revenue and expense opportunities We are remaining disciplined with capital and risk management We are delivering results to our stakeholders 2011 Emerging from crisis under new leadership 10.2% ROTCE1 68% Efficiency Ratio1 0 Years with positive op. leverage 2017 Transformed model with demonstrated, targeted scale 13.1% ROTCE1 60% Efficiency Ratio1 5 Years with positive op. leverage Operating Targets Extending differentiated platform for continued growth & efficiency 16-19% ROTCE 54-56% Efficiency Ratio Positive Operating Leverage Why KEY? Positioned to Outperform (1) Excludes notable items; Non-GAAP measures; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at investor.key.com/documents

Differentiated Business Model Chris Gorman Vice Chairman & President of Banking

Appendix

Competitive advantage by providing a full set of products and services to targeted clients As of 9/30/18 unless otherwise noted Key Overview 3.5MM Clients $41B Assets Under Management $664MM Investment Banking & Debt Placement Fees (TTM) 13% C&I Loan Growth 5-year CAGR 61% Consumer Deposits, % of total < $10MM $10MM - $500MM >$500MM Commercial Client Revenue: Individuals & Families Client Continuum $500 MM+ Consumer Commercial Corporations Commercial Businesses High Net Worth Individuals & Families Small Businesses Deposits Lending Investment Banking Wealth & Investment Management Commercial Mortgage Banking Equipment Finance Payments Financial Wellness

Scale at Key: Examples

Types of Scale			Examples: KEY Businesses	
Traditional Scale	*Largest players in a given market as defined by resources within the franchise: most investment, broadest distribution, biggest balance sheet*	→	Historical Retail Franchise	✓ $65B of low-cost deposits ✓ Top 5 market share in 20 MSAs[1] ✓ 3.5 million clients
Targeted Scale: *Where We Invest to Drive Growth*				
Scale in a Business	*Institutions with significant market share in a product capability delivered to a broad set of clients*	→	Real Estate Loan Servicing	✓ #3 Commercial/Multifamily Mortgage Servicer[2]
			Key Equipment Finance	✓ #5 Bank Affiliated Leasing Company[3]
Scale in a Client Segment	*Credible, top-tier providers to narrowly targeted client sets*	→	Commercial Industry Verticals	✓ #1 Bank Based Fannie Seniors Originator[4] ✓ 100+ Industrial Cap Markets Transactions in 2017 ✓ #2 in Renewables Project Finance[5] ✓ #6 in Healthcare M&A[6] ✓ ~130 Public Finance transactions year-to-date

(1) Metropolitan Statistical Areas (MSAs) within retail footprint with greater than $3B in market deposits where Key has a Top 5 market share; source: FDIC Summary of Deposits Annual Survey, June 30, 2018; analysis caps all branches for KEY and peers at $250MM to adjust for commercial and headquarters deposits; rankings based on total MSA deposits (capped); (2) Mortgage Bankers Association year-end 2017 rankings; (3) Monitor Bank 50 as of FY17; (4) 2017 ranking per FNMA press release; (5) 1H18 ranking from Dealogic; (6) Freeman Consulting Services League Tables as of 1H18

20

Strong Market Share Top 5 in 20 MSAs1 3.5 Million Clients 5 Consecutive Years of Organic Growth Accelerating Growth & Profitability 4 Consecutive Years of Positive Operative Leverage2 Current State Positioned for Growth Ease Enabling simple and clear banking with no surprises Value Knowing the client and valuing the relationship Expertise Providing industry-leading expertise & personalized advice Relationship Strategy Financial Wellness Transformation has created a strong franchise & differentiated offering: positioned for growth Consumer Capabilities and Expertise (1) MSAs within retail footprint with greater than $3B in market deposits where Key has a Top 5 market share; source: FDIC Summary of Deposits Annual Survey, June 30, 2018; analysis caps all branches for KEY and peers at $250MM to adjust for commercial and headquarters deposits; rankings based on total MSA deposits (capped); (2) Measurement period: 2015FY-2018E Savings & Investments Borrowing Primary Checking Account

Commercial Capabilities and Expertise

Differentiated Product Set

Traditional Bank Products		Capital Markets Capabilities			
Loans	*Deposits & payments*	*Commercial mortgage banking*	*Derivatives & foreign exchange*	*Equity capital markets*	*Equity research*
$88B average loans	$106B average deposits	#3 commercial mortgage servicer (master/primary)[2]	Rates, commodity & currency solutions	~45 transactions, raising $15B in 2018 YTD	>550 companies under coverage
Equipment finance	*Wealth management & private banking*	*M&A, sponsors, leveraged finance*	*Investment grade & high-yield debt*	*Loan syndications*	*Public finance*
#5 bank-owned equipment finance co. by net assets[1]	$41B in AUM	>350 M&A deals completed since 2013	110 transactions, raising $137B 2018 YTD	>215 transactions, raising $85B 2018 YTD	~130 transactions, raising $9B 2018 YTD

Distinctive Operating Model

	Boutiques	Regional Banks		Universal Banks
Capital Markets	✓	✗	✓	✓
Commercial Banking	✗	✓	✓	✓
Industry-driven Model	✓	✗	✓	✓
Middle Market Focus	✓	✓	✓	✗

Targeted Industry Verticals

Consumer
Energy
Healthcare
Industrial
Public Sector
Real Estate
Technology

*Supported by **220+** Industry Experts and **500+** Product Experts*

Note: As of 9/30/18 unless otherwise noted; (1) Monitor Bank 50 as of FY17; (2) Mortgage Bankers Association 2017 Commercial Mortgage Servicer Rankings by volume serviced

22

In the 12 months ended 3Q18, Key advised on ~$17B of M&A and raised $72B in capital for our clients 55% of investment banking clients have engaged in multiple transactions over the last 3 years Key’s Non-Capital Solutions Derivatives Foreign Exchange Deposits & Payments Wealth Mgmt & Private Banking M&A Advisory Delivering the Distinctive Platform Our platform is built around solving the complex needs of our targeted clients – our breadth and access allow us to match client needs and market conditions to deliver the best solution Industry Verticals Capital Placement Consumer Energy Healthcare Industrial Public Sector Real Estate Technology Equity Capital Markets Key’s Balance Sheet Syndicated Loans Real Estate Capital Markets Debt Capital Markets Public Finance $12B $72B M&A Advisory $17B Tax-exempt securities Key’s Capital Solutions Credit facility (bank or institutional) Bridge loan Direct placement (debt or equity) Equity offerings (IPO, FO) Commercial mortgage Investment grade & high-yield debt Mezzanine capital placement Note: Data as of 3Q18 TTM

Vertical Case Study: Industrial Deep industry expertise is core to our model è enabling bankers to serve as advisors to our clients Industrial Coverage Sub-Verticals 23 Bankers with avg. tenure >7 years 7 Research Analysts 600+ Clients 200+ Companies Under Research 18th Annual Industry Conference in 2018 $6.6B Commitments Diversified/ Engineered Products Materials & Packaging Metals & Mining Industrials & Business Services Auto & Transport Suppliers Distribution Chemicals Transport & Logistic Services Waste & Environmental Services Building Products Recognized Expertise Industry Research Active Advisory 146 Companies In Attendance 380+ Investors in Attendance September 2018 has been acquired by a portfolio company of Sell-Side Advisor August 2018 has acquired a portfolio company of Buy-Side Advisor August 2018 has been acquired by Sell-Side Advisor

Vertical Case Study: Supporting Clients Strategically

Our relationship model, paired with industry expertise and broad capability, delivers results

July 2018	September 2018	September 2018	September 2018
TIMKEN	TIMKEN	TIMKEN	TIMKEN
Senior Unsecured Interim Term Loan	*Senior Unsecured Term Loan*	*has acquired* ROLLON *a portfolio company of* CHEQUERS CAPITAL	*Senior Notes*
Joint Lead Arranger, Joint Bookrunner, Co-Admin Agent	*Joint Lead Arranger, Joint Bookrunner, Admin Agent*	*Buy-Side Advisory*	*Joint Bookrunner*
Interim Financing in Competitive Bidding Situation	*Acquisition Financing Bank Debt*	*International Buy-Side M&A Advisory*	*Acquisition Financing Debt Capital Markets*

September 2017	June 2015	August 2014	May 2011
TIMKEN	TIMKEN	TIMKEN	TIMKEN
Senior Unsecured Term Loan	*Senior Unsecured Revolving Credit Facility*	*Senior Notes*	*Senior Unsecured Revolving Credit Facility*
Joint Lead Arranger, Joint Bookrunner, Admin Agent	*Joint Lead Arranger, Joint Bookrunner, Co-Admin Agent*	*Senior Co-Manager*	*Joint Lead Arranger, Joint Bookrunner, Admin Agent*

September 2009	July 2009	September 2006
TIMKEN	TIMKEN	Timken Latrobe Steel *a wholly-owned subsidiary of* TIMKEN *has been acquired by* Watermill Group
Senior Notes	*Revolving Credit Facility*	
Senior Co-Manager	*Joint Lead Arranger, Joint Bookrunner, Co-Admin Agent*	*Sell-Side Advisory*

Differentiated Capabilities

- ✓ Buy-side M&A
- ✓ Deal Financing
- ✓ International

Target Client

- ✓ Middle Market
- ✓ Credit Extended
- ✓ Industrial Vertical
- ✓ Research Coverage

Longstanding Relationship

Since 2011, Key has executed seven different transactions for Timken

***55%** of investment banking clients have engaged in multiple transactions over the last 3 years*

25

Building Our Differentiated Commercial Platform

A deliberate, constant focus on serving all target client needs created the leading middle market bank

Building the Foundation: 1998-2011

1998 – 2002

Seeding the Platform

Acquired & integrated regional investment banking firm McDonald & Company

2003 – 2007

Transforming the Culture

Merged corporate & investment banking

2008 – 2010

Weathering Crisis & Refining Focus

Supported core relationships through crisis; honed vertical approach to focus on middle market

2010 – 2011

Preparing for Growth

Unified Corporate Bank under common leadership

Leveraging & Scaling the Platform



Elevate and invest in commercial payments
Acquired commercial servicing portfolio
Acquired Pacific Crest Securities
Strategic RM addition exceeds 100
Acquired Cain Brothers
2011
2012
2013
2014
2015
2016
2017
2018
Accelerated strategic RM hiring
Combined Public Sector and Public Finance
Affordable Housing build-out began
Acquired First Niagara



CAGR
Investment banking & debt placement fees (TTM)
C&I loans (avg)
$664MM
+15%
$43B
+14%
$245MM
$18B
2011
2012
2013
2014
2015
2016
2017
2018 TTM

*Most productive regional bank capital markets platform, generating **100+ bps** of investment banking & debt placement fees vs. total commercial loans in the trailing 12 month period*

26

Executing to Drive Growth The next leg of our journey requires us to leverage the strong businesses we have while developing and executing similar approaches in other areas Core Business Principles Our success has been driven by 3 principles: Relationship Strategy – focusing our efforts on targeted sets of clients for whom we can develop and deliver a differentiated value proposition Moderate Risk Profile – managing our business to ensure the appropriate balance of risk and reward Collaboration – working across our organization to bring the right people with the right capabilities to our clients Growth Opportunities We are adding and expanding client relationships across our commercial and consumer businesses è today we will highlight three emerging growth opportunities: Consumer – impacting client financial wellness while continuing to improve overall efficiency in the network Business Banking – extending our vertical industry expertise through a digital-first delivery Commercial Payments and Deposits – leveraging our strong commercial relationships to continue our growth in payments and deposits

Differentiated Business Model Demonstrated ability to build scaled businesses against targeted customer sets Differentiated commercial relationships drive recurring fee income Poised for growth by adding and expanding relationships across each of our businesses Distinctive commercial platform built through long-term, intentional investment Unmatched combination of relationship focus, industry expertise, and range of capabilities

Consumer & Business Banking Building on Momentum Dennis Devine Co-President, Key Community Bank Jamie Warder Head of Key Business Banking

Appendix

Consumer and Business Banking

Significant transformation has created a strong franchise and differentiated model ➔ well-positioned for growth

Consumer & Business Banking Financial Metrics

PPNR[1]


73%
CAGR
2012
TTM (3Q18)

Deposit Growth

($ in billions)


12%
CAGR
2012
3Q18

Cards & Payments Income


15%
CAGR
2012
TTM (3Q18)

Cash Efficiency Ratio[1]


(30%)
2012
3Q18

Now in line with peer median ➔ significant upside remains


52%
Top Quartile
74%
Bottom Quartile

Results of our Transformation

3.5 Million Clients

5 Consecutive Years of Organic Growth[1]

Strong Market Share

top 5 in 20 MSAs[2]

Accelerating Growth & Profitability

4 Consecutive Years of Positive Operative Leverage[3]

(1) Non-GAAP Measure; see appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at investory.key.com/documents; (2) Metropolitan Statistical Areas (MSAs) within footprint with greater than $3B in market deposits where Key has a Top 5 market share; source: FDIC Summary of Deposits Annual Survey, June 30, 2018; analysis caps all branches for KEY and peers at $250MM to adjust for commercial and headquarters deposits; rankings based on total MSA deposits (capped); (3) Measurement: 2015FY-2018E

31

Simplification and Digitization

Strategic investments are simplifying and digitizing the client and employee experience ➔ driving growth and operating leverage

Simplified Business Process & Systems

New digital portals for all consumer & business clients

+18% YoY active mobile users

Significant reduction in number of systems and processes, down **40%**[1]

Digitally enabled, simplified employee experience

True multi-channel servicing

19%+ YTD reduction in specialist assisted contact center volume[1]

30+ ➔ <10 Minutes to Open checking account

Streamlined account opening journey

Results of our Strategic Investments

Physical Presence

Branch Count[2]



(25%)
2012
3Q18

50% increase in deposits per branch[3]

Remixed Talent[4]

+49% Branch Advice & Sales Roles

(32%) Branch Transaction Roles

Productivity

Revenue Per FTE



+83%
FY2012
TTM (3Q18)

(1) 2017 Monthly Baseline vs Sept 2018; (2) Pro-forma, includes legacy Key + FNFG Branches (3) Total KeyCorp deposits per branch; (4) June 2018 vs. December 2012

32

Analytics Drive Positive Operating Leverage Relationship Rate Relationship Pricing rewards full client relationships Resulting Benefit Strong Data Analytics Clients are segmented and administered a rate to drive expansion, retention, and optimal pricing betas Rate Sensitivity Client Lifetime Value Propensity to Grow Likelihood to Attrite Market Dynamics Optimized Client Rates +26% New Deposit Production (FY17 over FY16) 17% Cumulative Deposit Beta1 4x Full relationship client revenue vs. non relationship2 (+ lower attrition + higher credit quality) Key deploys predictive analytic deposit pricing capabilities (1) Measured 12/31/15 to 9/30/18 (2) As of September 2018 “I Bank with Key” (Primary Checking Account) Savings/ Investments Borrowing

Key’s Financial Wellness is a Differentiator Holistic approach to wellness delivers data, insights, and tailored solutions to our clients across all channels Financial instability is pervasive in the US; #1 source of stress within all our target segments Despite the proliferation of digital tools, adoption and usage rates are weak Clients, communities and colleagues want a mission driven brand Traditional Banking is product-centered with siloed channels Our Observations Diagnose Enhance Sustain We Exist to Empower Financial Wellness One Decision at a Time Robust digital tool – acquisition of HelloWallet Integrated to branch; data driven advice Tailored wellness products and services Financial incentives and rewards Wellness is a centerpiece of daily banking interactions Data driven insights and behavioral nudges

Wellness Insights and Analysis Digitally delivered insights integrated into online banking lead to recommendations

Financial Wellness in Action

Wellness integrated across client experiences

Our Integrated Approach → **Client Engagement**



Branch Playbook
WIN



RED KEY AWARD
SEAL OF EXCELLENCE



In-Branch Wellness: *Financial Wellness reviews are centerpiece of playbook and client experience*

\+

Digital Wellness: *Budgeting, account aggregation, transaction tracking with advice and tips*

Enhanced by Products & Services

Key Active Saver[SM]



Savings product → as wellness score improves, rate improves



Debt consolidation → low fixed rate unsecured personal loan to help reach financial goals

Delivered Distinctively

Financial wellness is an important part of your employees' overall wellbeing.

Employees who are stressed about their finances are both less productive and in worse financial shape than other employees.*

Key@Work: *Strong employee benefit, delivering expert advice through collaboration with our commercial client channels*

Wellness Conversations



+39% CAGR
2015
2018E

Net Promoter Score[1]



+19%
Not Engaged in Wellness
Engaged Wellness Clients

(1) Survey period: January 2017 through May 2018

36

Specialized practice lending Revenue cycle management with payors Patient/Appointment Management Group Purchasing Business Banking: Winning with Financial Wellness 230K Clients $5B Loans Top 15 SBA 7A Lender in U.S. $14B Deposits Bundled Solutions: Medical Practice Targeted payment-intensive industries 2-3x more profitable for full relationships Leverages Key’s unique payment and value add capabilities Acquire client’s Primary Operating Account (POA) en route to full relationship POA clients deliver higher NPS, lower attrition, higher share of wallet, and better credit performance Our Target Market Our Value Proposition Industry-Specific, Bundled Solutions Payment focused solutions tailored for industry verticals I Digital First, Not Digital Only: Powered by Data & Analytics Intuitive, digital first capabilities and convenient experts when needed II Ongoing Advice & Expertise Centrally delivered, data-driven, ongoing advice and insights to clients and colleagues (e.g., RMs, branches) III 75% of Revenue from Deposits and Payments & Fees Note: Data as of 9/30/18

Simplifying and digitizing the client experience to drive growth and operating leverage Financial Wellness is a differentiator with omni-channel delivery of insights è client value Business Banking is growing with industry-specific and payment focused client solutions Transformation has improved profitability, with substantial growth opportunity ahead Building on Momentum

Ken Gavrity Head of Commercial Payments Clark Khayat Chief Strategy Officer Commercial Payments & Strategic Partnerships

Appendix

Commercial Payments: Comprehensive Platform

Full suite of services integrated into our core business segments

	Small Businesses	Commercial Businesses	Corporations
Client Revenue:	*< $10 MM*	*$10 MM - $500 MM*	*>$500 MM*

Liquidity Strategies

Treasury Services

Merchant Services

Card Services

Automation Capabilities

FX & Trade

Digital & Mobile Delivery

$3.6 Trillion
Payments Volume Processed[1]

650+ Million
Payment Transactions Conducted[1]

$31 Billion
Commercial Deposits[2]

~$800 Million
Deposit & Product Revenue[3]

(1) FY 2017; (2) As of 9/30/2018, excludes Small Business and Loan Servicing; (3) Deposit spread and fee income, FY 2017

53

Commercial Payments: Compelling Opportunity We are focused on delivering and capturing value in this dynamic, growing space Potential to Deliver Significant Client ROI (1) 2017, Phoenix Hecht Treasury Management Monitor; (2) 1999-2017, Bureau of Labor Statistics Bookkeeping, Accounting, and Audit Clerks (43-3031) via MasterCard; (3) Estimated annual cost, B2B: How the next payments frontier will unleash small business, Goldman Sachs Global Investment Research; (4) January 2016-October 2017, Cisco Security Research, Cisco 2018 Annual Cyber Security Report; (5) Includes Core Business Banking, Commercial, Corporate Bank; (6) IMF World Economic Outlook; (7) McKinsey Payments Map Trends 2Q 2018; (8) Next twelve months 25th Percentile - 75th Percentile P/E multiples as of 10/3/2018, via S&P Capital IQ 65% Percentage of payments made by middle market corporations are checks1 18 Years Since 1999, almost no change in number of AP/AR jobs in the US2 $510B Estimated admin costs associated with AP in North America3 11x Increase in malware volume from 2015 to 20174 Drives Client Engagement Macro Trends: Growth Valuable Revenue Stream Revenue per Client5 Projected Growth Rate: 2017 – 20226,7 Price / Earnings Multiples8 11 – 12x 21 – 27x

ü ü Commercial Payments: Repositioned for Opportunity Building our payments franchise through focused investments that help us differentiate Next generation platforms that meet our clients where they are Digital Platforms Rebuilt servicing, onboarding, and workflow capabilities Capabilities Upscaling talent both internally and with strong hires from across multiple industries Expertise Flexible build/partner/buy approach to deliver “best in breed” solutions Products Payments in Focus (2011-2014) Organizational Transformation (2014-2016) Accelerated Differentiation (2016+) Upgraded critical core treasury capabilities Elevated Commercial Payments to focal point within the enterprise Launched initial card platforms ü

ü Commercial Payments: Repositioned for Opportunity Building our payments franchise through focused investments that help us differentiate Payments in Focus (2011-2014) Organizational Transformation (2014-2016) Accelerated Differentiation (2016+) Up-tiered talent across the teams Aligned against industry verticals Launch of new strategy including Fintech partners Expanded the card continuum Next generation platforms that meet our clients where they are Digital Platforms Rebuilt servicing, onboarding, and workflow capabilities Capabilities Upscaling talent both internally and with strong hires from across multiple industries Expertise Flexible build/partner/buy approach to deliver “best in breed” solutions Products ü ü ü

Commercial Payments: Repositioned for Opportunity

Building our payments franchise through focused investments that help us differentiate

Payments in Focus (2011-2014) → Organizational Transformation (2014-2016) → **Accelerated Differentiation (2016+)**

- ✓ Purchase of Merchant Services Joint Venture
- ✓ KeyNavigator digital platform and API strategy
- ✓ Continued build-out of our partnership strategy
- ✓ Building next generation onboarding, servicing, analytics
- ✓ Focused build-out of BD teams and activation of the front-line

KeyNavigator®



billtrust

snapsheet

ncino.

+ a b | e a u

Digital Platforms
Next generation platforms that meet our clients where they are

Capabilities
Rebuilt servicing, onboarding, and workflow capabilities

Expertise
Upscaling talent both internally and with strong hires from across multiple industries

Products
Flexible build/partner/buy approach to deliver "best in breed" solutions

57

Unlocking value for clients across the payments continuum Adding Value Beyond the Payment 75%+ Payment & Invoice Cost Reduction1 50%+ Payment Capture & Reconciliation Cost Reduction1 Pre-Payment Process Traditional Banking Payment Execution Payment Optimization Consumer Energy Healthcare Industrial Public Sector Real Estate Technology Commercial Payments: Client Centric (1) Illustrative based on expected client experience Potential Benefit

Commercial Payments: Momentum & Runway

Our reconfigured model is driving significant growth – but ample opportunity remains

Strong Performance: Gaining Share

Commercial Card Volume[1]


$5.9B
50%
CAGR
$1.2B
2013
2017

Merchant Services Volume[2]


$10.7B
$8.6B
25%
Growth
2016
2017

Stable Deposit Base[3]


$30.1B
$30.8B
42%
Cumulative Beta
3Q17
3Q18

Significant Runway: Benchmarking

2017 Commercial Card Volume[1]


KeyBank
#10 Bank

2017 Merchant Services Volume[2]


KeyBank
#10 Bank

Deposit Account Penetration[3]

56%
Clients with Operating Accounts

81%
Clients with Deposits

(1) US Visa & MasterCard Commercial Card Issuers, The Nilson Report, August 2014 and June 2018 issues covering full year 2013 and 2017 data, includes Small Business Credit and Debit Card, Purchasing Card, Prepaid Card, and Corporate Card Volume; (2) Merchant Acquirers in the US, The Nilson Report, March 2017 and March 2018 issues covering full year 2016 and 2017; (3) Excludes Small Business and Loan Servicing

59

Commercial Payments: Partnership Strategy Proven track record of sourcing targeted solutions to solve client pain points Focused Approach Partnerships Critical for Targeted Solutions Client Centered Approach – Every partnership stems from a deep understanding of client needs and a commitment to bringing the best solution Large Addressable Market – Where pain point impacts a broad client set è targeted against horizontals where we can build product scale Overlapping Focus – Where pain point exists in specific function for a specific client type è targeted against our industry verticals where we have strength of relationships Putting “Skin in the Game” – Typically coupling equity investments with commercial partnerships to create full organizational alignment 1 2 3 4 Healthcare Insurance Real Estate Deposit Strategies Treasury Services Merchant Services FX/Trade Card Services AP Automation AR Automation

Partnership Strategy: Adapting for Growth True partnership requires a change in skillset from traditional roles Sales Joint sales management, call planning, and client presentations Servicing Clear roles and responsibilities and escalation procedures to deliver on client success and experience Product Management Shared roadmap development and feedback mechanisms Technology Integrating partner capability tightly into core banking platform Partnership Engagement Integrated Solution Sales A Servicing B Product Management C Technology D A B C D Although we don’t own the partner product, we believe putting dedicated internal resources against these skillsets creates materially more successful partnerships Client

Partnership Strategy: Solving More Client Needs Faster Leveraging partners enhances Key’s expertise while improving our speed to market Determining When to Partner at Key Augment value proposition Fill gap or strengthen offering to clients Gain access to pools of clients Use partner position to create preferred connection with clients Right capability The offering aligns well with Key’s targeted clients and prospects Right partner Cultural fit and commitment that enable effective operating model Large financial payoff Balances uniqueness of capability with growth opportunity Critical client positioning (“wedge”) Enhances position as “expert” to drive trusted advisor role Why partner? Who is the best partner? When does it matter? Focused Forward Areas of Focus Data and analytics Regulatory technology Workplace benefits Artificial intelligence & machine learning Automation Investments Digital Key has >$50MM of equity investments in FinTech and will continue to seek opportunities to strengthen its client offerings through partnerships

Differentiated business model that creates considerable value for clients and Key Partnership strategy built on client centric approach that delivers leading solutions Proven ability to engage with the right partners at the right time and in the right way Proven growth engine with meaningful opportunity to drive additional scale Critical area of focus which has garnered significant investment Commercial Payments and Strategic Partnerships

Appendix

Technology Strategy Enabling Growth & Innovation Amy Brady Chief Information Officer

Appendix

Digitize the Enterprise Insights and Analytics Support Business Growth Strategies Cyber/ Fraud Modernize/ Operating Efficiency Business Enablement Optimization Advancing our technology remains foundational to Key’s strategy of building enduring client relationships through Ease, Value, and Expertise Technology Strategy Execution Priorities Balanced Investment Spend Portfolio Digital First Modern Systems & Architecture Innovative Culture Our Technology Strategy

Targeted Investment Approach

Balanced portfolio strategy to support operations, improve efficiency, and enable growth


Technology Portfolio Annual Spend Distribution
Core Upgrades
30%
Security & Regulatory
20%
New Business Capabilities
50%

Representative Investments Targeted to Support Emerging Growth Opportunities

Consumer

- Key Digital
- HelloWallet integration
- Financial Wellness

Business Banking

- KeyBank Business Online
- BOLSTR integration
- Small Business Wellness

Commercial Payments and Deposits

- Industry-leading self-service platform
- Snapsheet, Billtrust equity investments

68

Digitizing the Enterprise We have substantially advanced our digital capabilities Our Journey Our Accomplishments Client-empowering DIGITAL Experiences End-to-end DIGITAL Process Redesign Analytics-driven Products and Decisions Operational Efficiency and Effectiveness Always On, Secure, On the Go, 24x7 Private Bank: Key Wealth Direction Retail: Key Digital Payments: KeyNavigator Mortgage Origination Commercial Credit Origination Focus Areas Origination, Decisioning, Fulfillment + Servicing NextGen Access + Authentication Financial Wellness + Consumer Analytics Virtual Assistants + Chat Bots

Modernizing Our Systems

Investing in client experience and core systems modernization to drive end-to-end simplicity and agility

Front/Middle Office	Back Office	Network/Infrastructure
Key Digital	Credit Risk Reporting	Migrated Disaster Recovery Data Center
Salesforce - Commercial	HR – Workday	NextGen Storage Solutions
KeyNavigator	Corporate Profitability	Upgraded Firewalls
Key Wealth Direction	Check Processing	Nutanix Cloud Infrastructure
Salesforce – Wealth	Check and Statement Image Archiving	Oracle ExaData Platform
Consumer and Mortgage Loan Originations	Consumer Loan Servicing Leasing	
KEF – Onboarding (Aspire)	Mortgage Servicing	
	Default Management	

Full Integration of First Niagara processes, technology and systems

70

Architecture Agility *and* Core Modernization

Key has transitioned from our historic siloed integration framework to a microservices-based API framework

- Oracle Banking Platform (1st bank in US), Backbase omni-channel platform (1st bank in US)
- Enables continuous deployment, agile initiative management and DevOps


Current Architecture
Simpler API based architecture provides agility
Digital First – Common User Experience
Digital
Mobile
ATM
Branch
VRU / Chat
Third Party Integration
salesforce
ncino
Oracle Banking Platform – Microservices API Integration
Customer
Deposits
Loans
Mortgage
Credit Card
Trust
Investments
IBM
Leading provider of core banking systems
ORACLE
BLACK KNIGHT
TSYS
SUNGARD
Pershing

71

Data and Analytics Our modernization investments facilitate better data and analytics Robust Data Supply Chain Comprehensive Data Sourcing Integrated “Data Lake” Single Customer Master Platform Strong Data Governance Interactive Data Visualization Analytics Capabilities Business Outcomes Optimized Pricing Deeper Relationships Improved Efficiency Higher Response Rates Greater Productivity Well-Managed Risk Client-Centric Modeling Branch Staffing & Optimization Dynamic Pricing Experience Management & Measurement Risk Management

Innovation

Building differentiated capabilities through an innovative, FutureReady workforce and a disciplined buy, build or partner strategy

In-House Development



Small Business Wellness Review Tool

Personalized, digital and holistic financial wellness experience



KeyNavigator

Client-centered design ➔ custom + simple + data driven

Strategic Partnerships and APIs

Partnerships + **API Connections**



Commercial
Consumer
Cross - Functional
snapsheet
avidxchange
First Data
fiserv.
InstaMed
billtrust
First Data
ncino
ORACLE
FIS
mastercard
Jemstep by Invesco
BLACK KNIGHT

Permissioned vendor relationships with data connectivity via API:

50+
Connected APIs

Ability to partner with large tech companies for leading-edge innovation mastercard

- Focused on safety and security ➔ using 3D Secure Code, Decision Intelligence and 2-way Fraud Alerts
- One of the first US banks to add contactless cards

Google

- Google is building a Cloud Services Platform to manage on-premises Kubernetes
- Relationship leveraging Key's partnership approach ➔ opportunity aimed at enabling faster and more resilient delivery of technology

73

Enabling Growth & Innovation Balanced portfolio strategy Intense focus on maintaining a secure and safe environment Well-positioned to support continued growth and drive efficiency Significant investment in modernization è driving efficiency and enabling growth Proven ability to build differentiated capabilities to support targeted growth strategies

Commercial Real Estate Building & Managing Scale Angela Mago Co-President, Corporate Bank

Appendix

Commercial Capabilities and Expertise Competitive advantage with targeted clients Growing Loans and Fee Income Energy Healthcare Industrial Public Sector Real Estate Consumer Technology Targeted Industry Verticals Traditional Bank Products Capital Markets Capabilities $18B $245MM $43B $664MM +14% +15% CAGR Deposits & payments Loans Wealth management & private banking Equipment finance Commercial mortgage banking Derivatives & foreign exchange Equity capital markets Equity research M&A, sponsors, leveraged finance Investment grade & high-yield debt Loan syndications Public finance $88B average loans $41B in AUM $106B average deposits #5 bank-owned equipment finance co. by net assets1 #3 commercial mortgage servicer (master/primary)2 >350 M&A deals completed since 2013 110 transactions, raising $137B 2018 YTD Rates, commodity & currency solutions >215 transactions, raising $85B 2018 YTD ~45 transactions, raising $15B in 2018 YTD >550 companies under coverage ~130 transactions, raising $9B 2018 YTD Note: As of 9/30/18 unless otherwise noted; (1) Source: Monitor Bank 50 as of FY17; (2) Mortgage Bankers Association 2017 Commercial Mortgage Servicer Rankings by volume serviced C&I loans (avg) Investment banking & debt placement fees (TTM)

Differentiated Model: Targeted Scale

Delivering a broad solution set to distinct sub-verticals across a national footprint

Targeted Segments + **Scale in Supporting Fee Generating Businesses** + **Broad Capital Placement Capabilities**

Income Property Group



Privately owned firms with:
- Top tier owners of income-producing real estate with scale, asset stability, and modest leverage
- Active users of capital markets products

3.5% Revenue/ Commitment (35% non-credit revenue)[1]

Institutional



Non-investment grade REITs, operating companies, and institutional real estate funds
- Simplified ownership structures and low leverage → greater preponderance of entity level financing vs project

Lead >70% of REIT credit facilities where we participate[2]

Healthcare



Seniors housing and care owner operators (all acuity levels)
- Institutional owners of healthcare real estate and large private operators of seniors housing and care facilities

Top 2 Agency Lender
#1 FHA Lender[3]

Affordable Housing



For-profit and non-profit owners of affordable multifamily housing facilities
- Targeted clients utilize low-income housing tax credit financing programs to build, acquire, rehab and preserve facilities

One-stop shop providing debt, equity, mortgage banking & bond underwriting

(1) FY2017; (2) As of 9/30/18; (3) 2017 ranking per FNMA press release

78

Off Balance Sheet Differentiated Model: Targeted Scale Scale in Supporting Fee Generating Businesses Targeted Segments Broad Capital Placement Capabilities Commercial Mortgage 3rd Party Commercial Mortgage Servicing $224B Loans Serviced1 $6.5B Escrow Deposits1 #3 Ranked Commercial Mortgage Loan Servicer in 20172 $11.9B Banking Originations TTM (3Q18) Top 10 Agency Lender3 Top 6 HUD Lender4 Syndications Fannie Mae Debt Capital Markets Freddie Mac Equity Capital Markets Life Companies/CMBS Key’s Balance Sheet Commercial Mortgage Banking & Servicing 3Q18 YTD Capital Placement (1) Balances serviced as of 9/30/18; (2) Mortgage Bankers Association 2017 Commercial Mortgage Servicer Rankings by volume serviced; (3) 2017 FNMA rankings; (4) FHA 2017 rankings Delivering a broad solution set to distinct sub-verticals across a national footprint 84% 16%

Scale Against Targeted Clients U.S. Based Banks by Total Assets 13 $2,534 (FY2017, $ in B) $2,281 $1,952 $1,842 $462 … $138 Industry Leading Platform Executing On Our Value Proposition, Driving Outsized Scale Overall Freddie Originator Commercial Mortgage Loan Servicer in 2017 Fannie Seniors Originator Affordable Housing Lender Overall Fannie Originator REIT Admin Agent 2017 Real Estate League Tables, Bank Only1 Platform stands out amongst regional peers #1 #2 #2 #4 #3 #3 Bank 1 Bank 2 Bank 3 Bank 4 Bank 5 (1) Fannie Mae, Mortgage Bankers Association, Freddie Mac Proven ability to successfully execute against value proposition

Scale Against Targeted Clients

Broad, coordinated product expertise delivered seamlessly to narrowly targeted client sets

Case Study: Enabling Client Growth

Highly effective collaboration model focused on targeting clients and seamlessly delivering relevant product agnostic solutions

AMERICAN CAMPUS COMMUNITIES
Where students love living.

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Bank Debt & Syndications		Lead Arranger & Sole Lender	Lead Arranger		Lead Arranger	Lead Arranger	Lead Arranger	Co-Lead Arranger		Co-Lead Arranger		Co-Lead Arranger		Co-Lead Arranger	
Debt Capital Markets										Senior Co-Manager	Senior Co-Manager	Co-Manager		Co-Manager	
Equity Capital Markets	Co-Manager	Co-Manager	Co-Manager	Co-Lead Manager	Co-Book runner	Co-Book runner	Co-Book runner	Co-Book runner	Co-Book runner	Co-Book runner	Co-Book runner	Sales Agent	Co-Book runner	Sales Agent	
Commercial Mortgage		Originator													
Commercial Payments				Cash Mgmt									Cash Mgmt		AP Auto-mation



$212MM
$5.8B
Aug-04
Apr-05
Dec-05
Aug-06
Apr-07
Dec-07
Aug-08
Apr-09
Dec-09
Aug-10
Apr-11
Dec-11
Aug-12
Apr-13
Dec-13
Aug-14
Apr-15
Dec-15
Aug-16
Apr-17
Dec-17
Aug-18

ACC Market Capitalization Since Public Offering

81

Commercial Real Estate: Strategic Repositioning Pre-Crisis (2006) September 2018 ∆ CRE Balances % of Total Key Loans CRE IB&DP Fees1 Fee Income/ Revenue1 Fee Income/ FTE1 +29% (1%) +270% +20% +188% Note: Balances are as of period-end; (1) TTM September 2018 Strategic Focus Focused on thoughtful growth è scaling our fee-based businesses while modestly growing the balance sheet Effective use of the capital markets to deliver solutions beyond Key’s balance sheet Shifted our focus from merchant builders (incl. homebuilders and condo developers) to long-term owners with scale, modest leverage, and stable assets Construction Balances (79%) Dramatically repositioned and de-risked since the financial crisis

Positioned for Growth Commercial Payments Affordable Housing Loan Servicing Key Growth Areas Drivers Proven Ability to Execute Continuing to invest in technology and client service excellence to position for consolidation Focus on growth in institutional clients, life companies, and named special servicing Capturing current momentum in the affordable housing market è greater need for capital to preserve existing aging stock of affordable assets and for development of new housing alternatives I II III Affordable Housing Capital Placement +399% +139% Loan Servicing Volume Focusing on underpenetrated markets and niche opportunities Commercial Payments Revenue +85% Focused build-out of business development teams and activation of the front-line Focus on helping clients automate A/P & A/R through targeted strategic partnerships

Building and Managing Scale Substantial fee income from capital markets and distinctive fee generating platforms Dramatically repositioned business since the financial crisis with disciplined risk culture Clear room to grow by building on existing and adjacent opportunities Targeted relationship model and broad capabilities enable outsized growth & market share Top-tier provider of a broad set of financial solutions to narrowly targeted client sets

Maintaining a Moderate Risk Profile Positioned to Outperform Mark Midkiff Chief Risk Officer

Appendix

Risk Management at Key Enhanced and transformed enterprise-wide approach to risk management Significantly enhanced risk profile: focused on soundness, profitability, and growth Improved credit risk profile with strategic exits and growth in targeted client segments Enhanced framework, governance, and controls, including people & technology investments Strengthened culture of accountability: everyone owns risk Positioned to outperform through the cycle ü ü ü ü

Significantly enhanced risk profile: focused on soundness, profitability, and growth Enterprise Risk Framework Everyone owns risk Clear accountability Transparency Escalation Maintain moderate risk profile through cycle Inform risk appetite through stress testing Engage 3 lines of defense Enable experienced talent Ensure sound capital management Proactively manage compliance and cyber risk Sustain strong regulatory relations Address emerging risks Board Enterprise Risk Management Committee Moderate Risk Appetite Define Measure Manage Test Mitigate Monitor Report Respond Strategic Credit Liquidity Compliance Operational/Cyber Market Model Reputation Moderate Risk Profile Stress Testing Business Strategy Sound Capital Strong Risk Culture: “Do Right” Strategic Priorities

Credit Risk Management Enhanced and Disciplined Approach, driven by: Target specific client segments Broad products and industry verticals (on or off balance sheet) Line of business clear risk accountability Seasoned bankers serve client needs Relationship-based Business Model Governance Oversight Risk Appetite Inclusive committee and monitoring regime (Business/Risk/Audit) Tolerances defined and cascaded Deep credit officer experience Risk-based compensation Surveillance and Analytics Enterprise-wide approach Portfolio reviews with business Active stressed case analytics Investment in people, process, and systems Centralized credit database Portfolio Actions Strategic loan reductions of $15B in higher loss and non-strategic portfolios Defined targeted growth areas Improved credit risk profile through strengthened framework, processes and strategic actions

Portfolio Discipline

Repositioned credit risk profile with strategic exits and growth in targeted client segments

Strategic Exits and Reductions

Commercial

Targeted loan reduction: $10B

CRE
- × Merchant builders/developers
- × Construction
- × Homebuilders
- × Land and condos
- × Equity and mezzanine
- × Select geographies

C&I
- × Select transportation & media
- × Out-of-market auto & RV dealers

CRE: % Construction



49%
11%
12/31/2006
9/30/2018

Consumer

Targeted loan reduction: $5B

Non-relationship Businesses

- Indirect marine
- Indirect RV
- Home improvement

Targeted loan reductions ($15B) represented ~$2B of losses during 2008 - 2010

Targeted Growth Areas

- ✓ CRE: principal owners & operators
- ✓ Middle Market clients
- ✓ Aligned with industry, product, and geographic expertise
- ✓ Tightened, stressed underwriting

Expanded Capabilities

- *Capital placement*
- *Commercial mortgage servicing*

Consumer · Energy · Industrial · Healthcare · Public Sector · Real Estate · Technology

Relationship-based Approach

Local Presence • Prime Borrowers

Average FICO scores at origination:



801
746
791
763
Home Equity
Residential Mortgage
Credit Card
Auto

90

Loan Portfolio Evolution Dramatic repositioning of balance sheet and risk profile December 2006 September 2018 CRE: Construction CRE: Mortgage C&I Commercial Leasing Residential Mortgage Home Equity Other Consumer CRE: Construction CRE: Mortgage C&I Commercial Leasing Residential Mortgage Home Equity Other Consumer CRE: Focused on relationships with owners & operators NCOs, % avg. loans Consumer: Prime & super prime Relationship-focused Local presence C&I: Solid & growing middle market portfolio Small, stable leveraged portfolio

~$9B Dec 2006 ~$15B Sept 2018 Tangible Common Equity + ALLL Stronger loss absorption driven by: sound capital position, reduced exposure in certain asset classes and growth in targeted sectors Improved Loss Absorption Stronger Loss Absorption Sound capital position and allowance Total Loans Loans / TCE + ALLL Total Loans Portfolio Level Improvement CRE: Construction CRE: Commercial Mortgage C&I (including Leasing) Consumer

Positioned to Outperform Relationship business model with distribution capabilities Strong credit risk profile è focused on targeted client segments Effective governance and oversight including investments in people and technology Strong risk culture è accountability and ownership Sound capital position with stronger loss absorption capacity

Appendix

Delivering on Targets & Commitments Don Kimble Vice Chairman & Chief Financial Officer

Appendix

Positive Operating Leverage Cash Efficiency Ratio: 54% - 56% Moderate Risk Profile: Net charge-offs to avg. loans targeted range of 40 - 60 bps Return on Average Tangible Common Equity: 16% - 19% Targets Growing & expanding relationships Extending scale segments Enhancing products and capabilities Deepening commercial expertise and Financial Wellness Productivity and talent: targeted hiring and remixing FNFG revenue synergies Ongoing focus on continuous improvement and cost reductions Branch consolidations Back and middle office rationalization Third party contracts Business realignment and staffing model changes Revenue Momentum Expense Discipline Executing on Targets Focused execution of relationship-based model drives performance

Focused Expense Discipline Cost Savings Reinvestments 2019 Plans Accelerating cost saving efforts to achieve efficiency ratio target by 2H19, while maintaining the ability to reinvest in our businesses: Infrastructure and service delivery efficiency Process simplification Leveraging technology investments and digitization Strategic sourcing Client-centric organizational alignment Targeting 5% cost savings or approximately $200MM 2018: approximately 2% - 3% cost savings to fund business investments 54% - 56% Cash Efficiency Ratio1,2 Managing to relatively stable expenses by executing cost savings across the franchise to reinvest in our businesses Accelerating Expense Discipline Increasing 2019 cost savings target (1) Excludes notable items in 2016 - 2017; see 2017 Form 10-K for additional detail; (2) Non-GAAP measure; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at investor.key.com/documents

1. Organic Growth 2. Dividends 3. Share Repurchases $3.4 billion Common share repurchases since 20123 9.9%4 9.0% - 9.5% Common share dividend: é42% in 3Q18 >3% yield1 28% CAGR since 2011 102% Share Repurchases Dividends Dividend Payout Target: 40% - 50% Common Equity Tier 1 Shareholder Payout5 Capital Priorities $1.1 B 3Q14 $1.8 B 3Q16 $3.4B 3Q18 >40 bps of excess capital, above targeted range 2 Disciplined Capital Management Executing capital priorities to optimize and return capital to shareholders (1) Dividend yield based on quarterly common share dividend of $0.17 and 9/30/18 closing stock price; (2) Assumes 4Q18 common share dividend of $0.17 subject to Board approval; (3) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans; (4) 9/30/18 ratio is estimated; (5) Projected payout, based on 2018 CCAR capital plan and consensus estimates as of 9/30/18

A/LM Philosophy Key maintains a Moderate Risk Profile (limited appetite for market-driven risks, including interest rate risk) We believe shareholders achieve greater long-term value from growth in our core business activities, rather than our rate view vs. the market’s ‘Natural business’ results in an asset-sensitive balance sheet Floating-rate commercial loans funded with stable deposits and fixed-rate debt 3Q18 A/LM Actions Terminated $5B of discretionary hedges due to mature in 2019 Creates upside to higher short-term rates è Key’s benefit to ramped rise in interest rates increased to 3% Maintained down-rate protection through the purchase of interest rate floors at a nominal cost of $330K Aligns balance sheet positioning with outlook for continued economic growth Little incremental cost for this year – increased upside for 2019 Rate curve has moved up 15-20 bps post termination, benefitting our new position Retaining moderately asset sensitive position Liabilities1 Assets Liabilities1 Assets Floating Fixed Floating Fixed Unhedged Hedged (15%) +13% NII exposure to a 200 bps ∆ (5%) +3% NII exposure to a 200 bps ∆ Asset/Liability Management Guided by our Moderate Risk Profile and the composition of our balance sheet Asset-sensitive position (+3% to a ramped 200bps rise) enables Key to benefit from future interest rate increases Maintaining a neutral-to-liability-sensitive position over the long-term via ongoing hedge activities (1) Assumes 55% interest-bearing deposit beta

Operating Results Valuation 16%-19% 54%-56% Cash Efficiency Ratio1,2 Return on Avg. TCE2 Business Mix 2011 2017 Pre-provision Net Revenue Consumer: 18% Commercial: 82% Commercial: 66% Consumer: 34% Return on Tangible Common Equity (2Q18) Price / Tangible Book Value (6/30/18) Peer banks3 Transformed Franchise Improved performance and returns not yet reflected in valuation (1) Excludes notable items in 2015 - 2017; see 2017 Form 10-K for additional detail; (2) Non-GAAP measure; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at key.com/documents; (3) Peers include: BBT, CFG, CMA, FITB (ROTCE adjusted for Worldpay gain), HBAN, MTB, PNC, RF, STI, USB, ZION

Delivering on Targets and Commitments Achieving our financial targets and delivering consistent top-tier performance Maintaining our moderate risk profile to outperform through the cycle Remaining disciplined with capital, consistent with our priorities Making targeted investments in technology and our business to support growth Improving efficiency and returns across the organization

Beth Mooney Chairman & Chief Executive Officer Concluding Remarks

Appendix

Leading commercial and investment banking platform aimed at middle market companies Attractive market presence Financial Wellness focus Distinctive Model Targeted Scale Focused Execution Disciplined Capital & Risk Management Delivering Results Proven model è focused on building targeted scale against defined businesses and client sets Businesses aligned against points of differentiation Targeted investments are driving growth Delivering positive operating leverage with revenue momentum and expense discipline Enhanced and transformed risk management approach Model built to perform through business cycles Clear capital priorities Improving financial performance è balancing investment and efficiency Sound, profitable growth driving shareholder returns Why KEY? Positioned to Outperform ü ü ü ü ü

Appendix

Appendix

Appendix

Forward-looking Statements and Additional Disclosures This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2017 (“Form 10-K”) and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “pre-provision net revenue,” “cash efficiency ratio,” and certain financial measures excluding notable items, including merger-related charges. Notable items include certain revenue or expense items that may occur in a reporting period which management does not consider indicative of ongoing financial performance. Management believes it is useful for the investment community to consider financial metrics with and without notable items in order to enable a better understanding of company results, facilitate comparability of period-to-period financial results, and to evaluate and forecast those results. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation or Figure 2 of our Form 10-K dated December 31, 2017. GAAP: Generally Accepted Accounting Principles

4Q Outlook and Long-term Targets 4Q18 (vs. 3Q18) Long-term Targets Positive operating leverage Cash efficiency ratio: 54%-56% Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16%-19% Average Loans: Up low single digit Average Deposits: Relatively stable Net Interest Income (TE): Up low single digit Noninterest Income: Up mid-single digit Noninterest Expense: Relatively stable Net Charge-offs / Provision: Relatively stable GAAP Tax Rate: 16-17% Guidance ranges: relatively stable: +/- 2%; low single digit: <3%; mid-single digit: 4% - 6%

Active Shareholder Engagement Program Corporate Governance and Responsibility Strong Corporate Governance Independent, Diverse and Highly-Qualified Board of Directors Robust Independent Lead Director role Independent Board committee chairs Diverse representation Broad industry expertise and experience Active oversight of risk management and involvement in holding management accountable (current year and long-term performance) Committed to high standards of corporate governance, ethical behavior, and business conduct, with shareholder interests at the center of all we do Balanced, Performance-based Compensation Philosophy Pay-for-performance approach Balances short-term and long-term performance Focuses on prudent risk-taking and the risk-reward balance 50% women and minorities seven New Board members since 2011 Strong Corporate Citizen Responsible Banking Responsible Operations Responsible Citizenship Invest in underserved & low-to-moderate income communities Fair, responsible & equitable products Promote financial wellness and education Encourage and support philanthropy and volunteerism Cultivate diversity and inclusion Engage, support, and encourage sustainability and efficiency efforts Top 100 Most Sustainable Companies (Barron’s) 9 Consecutive “Outstanding” CRA Ratings 5x: One of America’s Most Community-minded Companies 9x: Top 50 Company for Diversity & Inclusion Lending and investing $16.5 billion nationwide over five years, beginning in 2017 → $2.8 billion progress made in 2017 National Community Benefits Plan 2017 score: A- KeyCorp Corporate Responsibility Report key.com/CRreport Reporting framework Current or former CEOs/CFOs 64% Strong Disclosures and Transparency

Financial Highlights

Continuing operations, unless otherwise noted

		3Q18	2Q18	3Q17	LQ Δ	Y/Y Δ
Profitability	EPS – assuming dilution	$ .45	$ .44	$ .32	2 %	41 %
	Cash efficiency ratio[1]	58.7 %	58.8 %	62.2 %	(3) bps	(349) bps
	Return on average tangible common equity[1]	16.8	16.7	12.2	8	460
	Return on average total assets	1.40	1.41	1.07	(1)	33
	Net interest margin	3.18	3.19	3.15	(1)	3
Capital[2]	Common Equity Tier 1[3]	9.93 %	10.13 %	10.26 %	(20) bps	(33) bps
	Tier 1 risk-based capital[3]	11.09	10.95	11.11	14	(2)
	Tangible common equity to tangible assets[1]	8.05	8.32	8.49	(27)	(44)
Asset Quality	NCOs to average loans	.27 %	.27 %	.15 %	- bps	12 bps
	NPLs to EOP portfolio loans[4]	.72	.62	.60	10	12
	Allowance for loan and lease losses to EOP loans	.99	1.01	1.02	(2)	(3)

Note: EOP = End of Period; (1) Non-GAAP measure; see Appendix for reconciliation. Additional disclosure regarding non-GAAP measures is available in our reports filed with the SEC, available at key.com/documents; (2) From consolidated operations; (3) 9/30/18 ratios are estimated; (4) Nonperforming loan balances exclude $606 million, $629 million, and $783 million of purchased credit impaired loans at September 30, 2018, June 30, 2018, and September 30, 2017, respectively

112

GAAP to Non-GAAP Reconciliation (1) For the three months ended September 30, 2018, June 30, 2018, and September 30, 2017, intangible assets exclude $17 million, $20 million, and $30 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus $ in millions Three months ended 43373 6/30/2018 9/30/2017 Average tangible common equity Average Key shareholders' equity (GAAP) $15,210 $15,032 $15,241 Less: Intangible assets (average)1 2848 2883 2878 Preferred Stock (average) 1316 1025 1025 Average tangible common equity (non-GAAP) $11,046 $11,124 $11,338 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $468 $464 $349 Average tangible common equity (non-GAAP) 11046 11124 11338 Return on average tangible common equity from continuing operations (non- GAAP) 0.1681 0.1673 0.1221 Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) $15,208 $15,100 $15,249 Less: Intangible assets1 2838 2858 2870 Preferred Stock2 1421 1009 1009 Tangible common equity (non-GAAP) $10,949 $11,233 $11,370 Total assets (GAAP) $,138,805 $,137,792 $,136,733 Less: Intangible assets1 2838 2858 2870 Tangible common equity to tangible assets ratio (non-GAAP) $,135,967 $,134,194 $,133,863 Tangible common equity to tangible assets ratio (non-GAAP) 8.0500000000000002E-2 8.3199999999999996E-2 8.4900000000000003E-2 Cash efficiency ratio Noninterest expense (GAAP) $964 $993 $992 Less: Intangible asset amortization 23 25 25 Adjusted noninterest expense (non-GAAP) $941 $968 $967 Net interest income (GAAP) $986 $979 $948 Plus: Taxable-equivalent adjustment 7 8 14 Noninterest income 609 660 592 Adjusted total taxable-equivalent revenue (non-GAAP) $1,602 $1,647 $1,554 Cash efficiency ratio (non-GAAP) 0.58699999999999997 0.58799999999999997 0.622

Appendix

Biographies

Appendix

Beth E. Mooney Chairman and Chief Executive Officer, KeyCorp Director, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Beth Mooney has been Chairman and Chief Executive Officer of KeyCorp since May 1, 2011. In 2010, she was named President and became a member of KeyCorp’s Board of Directors. Beth, who joined KeyCorp in April 2006 as Vice Chair, Key Community Bank, has over 35 years of experience in retail banking, commercial lending and real estate financing. Prior to KeyCorp, Beth was Senior Executive Vice President and Chief Financial Officer for Alabama-based AmSouth Bancorporation (now Regions Financial Corporation), where she ran its banking operations in Tennessee and Northern Louisiana. Her banking career included roles of increasing responsibility at Bank One Corporation, Citicorp Real Estate, Inc., Hall Financial Group and Republic Bank of Texas/First Republic. At Bank One, she served as Regional President in Akron and Dayton, and then as President of Bank One Ohio, managing major markets throughout the state. Beth graduated from the University of Texas in 1977 and earned her Master of Business Administration degree from Southern Methodist University in 1983, where she was selected as a 2007-2008 Distinguished Alumni of the Cox School of Business. She has been recognized by Forbes Magazine as one of “The World’s 100 Most Powerful Women” and by Fortune Magazine as one of the Top 50 “Most Powerful Women in Business.” Beth was named the #1 Most Powerful Woman in Banking for three years before “retiring” to the Hall of Fame to make way for other winners. Beth was the recipient of the 'Corporate Responsibility Award' from the Foreign Policy Association for leading KeyBank’s civic leadership and community outreach. Beth received the 2017 ‘Women of Note Legacy Award’ from the Cleveland Foundation for her outstanding business, civic and philanthropic leadership in Greater Cleveland. Also in 2017, she was named American Banker’s “Banker of the Year.” Beth is a member of AT&T’s Board of Directors, serving on its Corporate Development and Finance Committee and the Corporate Governance & Nominating Committee. She is also a member of the Federal Advisory Council and The Business Council. Beth is on the Catalyst Board of Directors, serving on the Investment Committee. Additionally, she is on the Board of Directors of The Bank Policy Institute and serves as Chair of the BITS Committee. Beth is a member of the Supervisory Board of The Clearing House and the Committee of 200. Beth is a Trustee of the Cleveland Clinic Foundation, is Chair of its Governance Committee and a member of the Board of Directors. Beth is the Immediate Past Chair of the Greater Cleveland Partnership (GCP), one of the largest Chambers of Commerce in the nation, and remains a member of its Board and Executive Committee. She is also a Trustee and Treasurer of the Board of the Musical Arts Association (The Cleveland Orchestra). Beth is on the Board of Directors of United Way of Greater Cleveland and is the Immediate Past Co-Chair of the 2017/2018 campaign. Presenter

Chief Information Officer, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Amy G. Brady is Key’s Chief Information Officer, leading the company’s Technology and Operations organization. In her role, Amy oversees all of Key’s shared services for technology, operations, data, servicing, security and procurement. Technology and Operations is comprised of more than 5,000 individuals and plays a significant role in Key’s ability to win in the marketplace by enabling the company’s goal to build enduring client relationships through innovative solutions and extraordinary service. Technology and Operations delivers innovative technology to clients, such as mobile and online banking, and world-class operations solutions, including loan, payment and treasury services. Amy also serves on the company’s Executive Council and Executive Leadership Team. Prior to joining Key in 2012, Amy served as Chief Information Officer, Enterprise Technology and Operations, at Bank of America. In this role, she was responsible for technology and operations delivery for critical enterprise functions including Finance, Risk, Human Resources, Marketing, Legal and Audit. She began her career with Bank of America in 1987 as a banking center manager and held various leadership roles in Global Technology & Operations and Consumer and Small Business Banking before being named CIO. Amy serves on the boards for the Achievement Centers for Children, Cleveland Leadership Center, Playhouse Square and the Case Western Reserve University Corporate Advisory Board. She is also Chair of the BITS Executive Board. She formerly served on the Executive Board of the Metro Atlanta YMCA. In 2016, 2017 and 2018, Amy was recognized by American Banker as one of the “Top 25 Most Powerful Women in Banking”, and listed among the "Powerful Women to Watch" in 2013, 2014 and 2015. Amy was recognized by Crain’s Cleveland as CIO of the Year in 2014. She was a finalist for the Georgia CIO of the Year Award in 2013 and received the 2013 Ohio Glass Ceiling Award from the Ohio Diversity Council. In 2012, Amy was recognized by the YWCA of Atlanta as a Woman of Achievement and was a winner of WIT's "Women of the Year in Technology" in 2009. Amy is a member of Leadership Cleveland class of 2014 and Leadership Atlanta class of 2012. Amy received a Bachelor of Arts degree in Psychology and Music from Rollins College in Winter Park, Fla. Amy G. Brady Presenter

Co-President of Key Community Bank, Commercial, Residential Mortgage & Private Banking, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp E.J. Burke is a Co-President of Key Community Bank. He is responsible for Key’s Commercial Banking, Residential Mortgage and Private Bank businesses nationally. He is also a member of KeyCorp’s Executive Council and Executive Leadership Team, as well as a trustee of the KeyBank Foundation. In his 18 years at Key, E.J. has served in a range of leadership roles within KeyCorp, including Group Head of KeyBank Real Estate Capital and Key Community Development Lending lines of business. In addition to Real Estate Capital E.J. has been responsible for Key’s Treasury Management, Foreign Exchange, Derivatives, Public Sector, and Institutional Asset Services groups. Prior to joining KeyBank, E.J. was president and a founding member of Kansas City-based National Realty Funding, LC – a master, primary and special servicer as well as an originator/seller of commercial mortgage loans for securitization – that was acquired by KeyCorp in 2000. Prior to co-founding National Realty Funding in 1997, E.J. was Program Director for Midland Commercial Funding, a division of Midland Loan Services, LP. Midland Commercial Funding was a national commercial mortgage conduit that E.J. developed for Midland. Prior to joining Midland in 1993, E.J. held various commercial lending positions in Oklahoma City and Kansas City since 1978. E.J. graduated from Boston College with a Bachelor of Science degree and Oklahoma City University with a Master of Business Administration. He is also a graduate of Harvard Business School’s Advanced Management Program. E.J. is a former Chairman of the Mortgage Bankers Association. E.J. also serves as a director of Vocational Guidance Services, the Downtown Cleveland Alliance and trustee of University Circle, Inc., as well as a board member of JumpStart, all based in Cleveland, Ohio. E.J. Burke

Co-President of Key Community Bank, Consumer and Business Banking, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Dennis Devine is a Co-President of Key Community Bank. He is responsible for Key’s Consumer and Business Banking lines of business nationally. He is also a member of KeyCorp’s Executive Council and Executive Leadership Team. Since joining Key in 2012, Dennis has shaped the bank’s client-centric, go-to-market Consumer & Business Banking Strategy. Under his leadership, Consumer and Business Banking teams are executing simplified, clear priorities to help our clients make confident decisions and benefit from Key’s expanded product set. At the same time, Dennis has enhanced how we engage our clients with rapid adoption, sales growth, and innovation across our online/mobile, branch, contact center, and ATM channels. Prior to joining Key, Dennis served as Group Executive Vice President and Director of U.S. Distribution at Citizens Financial Group. In this role, he was responsible for business performance and management of all customer-facing channels across the 12-state Citizens franchise. His teams included 1,400 retail branches, business banking, wealth management, online and mobile banking, telephone contact centers, the ATM network, external partnership management and distribution support. Previously, Dennis was at PNC Bank where he held senior leadership roles in Retail and Business Banking, as well as serving as Chief Financial Officer for the Retail Bank. Dennis also spent time at McKinsey & Company where he advised the executive leadership of global companies on corporate and business strategy, as well as pricing and marketing strategy. He began his career as an attorney at Jones Day. Dennis graduated from Harvard Law School magna cum laude where he received the Sears Prize, as well as from the University of Michigan with a Bachelor of Arts in economics and political science. He lives in Pepper Pike, Ohio, with his wife, Tanutda, and three sons. Dennis A. Devine Presenter

Executive Vice President, KeyCorp Chief of Staff and Director of Corporate Center, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Katrina (Trina) M. Evans is the Executive Vice President and Director of Corporate Center for KeyCorp. Trina leads the teams responsible for marketing, analytics, insights, corporate communications, media relations, sustainability, philanthropy and community development as well as diversity and inclusion. Also serving as Chief of Staff for the Corporation, Trina partners closely with the Chief Executive to create an operating rhythm for the executive leadership team and the Board of Directors that ensures alignment of strategy, objectives, priorities and messaging inside and outside the enterprise. Prior to this assignment, Trina held the position of Chief Administrative Officer for Key Community Banking and Director of Client Experience for KeyBank. She was responsible for the client experience program, desktop and information management, the risk management office, reward and recognition, large scale program management and the strategic planning process for the Community Bank. Throughout Trina’s career, she has served in other senior management roles associated with call center, mobile and online banking, retail banking, distribution management and information technology. Trina is a member of the Board of Directors for the Bankers Administration Institute. She is the Chair of the Board of Trustees for the Cuyahoga Community College Foundation and a member of the Board of Trustees for College Now. Often recognized for her civic footprint and philanthropy, Trina has been honored as a YWCA Woman of Achievement and a “Woman to Watch” by Diversity Journal. Trina holds a Bachelor of Science degree in Business Management from Case Western Reserve University, a Master of Business Administration from Weatherhead School of Management, Case Western Reserve University and a Master of Banking from the American Banker Association Stonier School of Banking at Georgetown University. She is also a graduate of Key's Executive Experience at Weatherhead. Katrina M. Evans

Executive Vice President, KeyCorp Group Head, Enterprise Commercial Payments KeyCorp Member of Executive Council, KeyCorp Ken Gavrity is Group Head of Enterprise Commercial Payments (ECP) for KeyCorp. He is responsible for the strategy, development and distribution of Key’s domestic and international payment and trade service offerings designed for businesses, public entities and financial institutions. He oversees all aspects of Key’s Treasury Services, Commercial Card, International Trade, Merchant Services and Foreign Exchange, including product management and innovation, sales, implementation and support services. Ken is a Board Observer for multiple Fintech companies including AvidXChange, Instamed, and BillTrust. He is also a Board Director for The Clearing House Payment Company. Previously Ken served as the Head of ECP Product & Innovation. In this role, he was responsible for developing and implementing the ECP product strategy across all products supporting Key's commercial and corporate bank clients. Ken was also responsible for development and deployment of Key’s payments fintech strategy. Ken joined Key in 2012 as a Senior Vice President of Corporate Strategy supporting the Corporate Bank. In this capacity, Ken served as a partner to the business, ensuring alignment with the KeyCorp strategy, facilitating the planning process, providing substantive perspectives on business initiatives, and proactively identifying and managing acquisition, divestiture or partnership opportunities. Previously, Ken worked at Ernst & Young, where he was a Senior Manager in the Transaction Advisory Services group assisting client executive teams with a broad range of transaction and strategy related activities. In addition to this, Ken has a long history in financial services including strategy and corporate development roles at National City Corporation and experience as a Fixed Income Analyst at Federated Investors. Ken earned his B.A. in Economics from Allegheny College and M.B.A. from Carnegie Mellon. He is a Chartered Financial Analyst. Kenneth C. Gavrity Presenter

Vice Chairman – President of Banking, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Chairman and CEO, KeyBank N.A. Christopher M. Gorman currently serves as Vice Chairman and President of Banking. In this role, Chris is responsible for KeyCorp’s businesses. Previously, Christopher was responsible for leading Key’s integration of First Niagara Financial Group, a $40B financial institution with 400 branches throughout the northeastern U.S. Key’s acquisition of First Niagara is the largest U.S. bank M&A transaction since the financial crisis and the largest acquisition in Key’s 190-year history. Prior to that, Chris served as the President of Key Corporate Bank, which includes KeyBank Real Estate Capital, Enterprise Commercial Payments, Key Equipment Finance and KeyBanc Capital Markets. Chris has been a member of KeyCorp's Executive Leadership Team, and President of the KeyBank Foundation Board of Trustees since 2010. Additionally, he serves as Chairman of KeyCorp’s Corporate Responsibility Council. Chris is credited with building one of the first fully integrated Corporate and Investment Banks focused on the middle market. Previously, he led KeyBanc Capital Markets. He also held key leadership roles at McDonald Investments, a registered broker-dealer acquired by KeyCorp in 1998. Chris is a member of the Bank Policy Institute. He serves as a board member of University Hospital Health System, Catholic Community Foundation of Cleveland and the Cleveland Museum of Art. Previously, Chris was a member of the Sisters of Charity Health Systems Board of Directors and served on the Executive Committee. He also served as a Trustee of the Cleveland Institute of Music and The Zoological Society of Cleveland. He is the immediate past Chairman of Business Volunteers Unlimited and past Chairman of the KeyCorp United Way Services Campaign. Chris received a Bachelor’s Degree in Finance from Miami University. He is a member of the Board of Visitors of Miami University’s Farmer School of Business. Christopher M. Gorman Presenter

Executive Vice President, KeyCorp Chief Strategy Officer, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Clark Khayat is Executive Vice President and Chief Strategy Officer for KeyCorp. In this role he is responsible for corporate strategy, mergers and acquisitions, and strategic investments. Clark is highly engaged in Key’s strategic client centricity efforts, working closely with business leaders to enhance Key’s relationship-based strategy, while ensuring alignment with enterprise-wide prioritization, investments and success measures and supporting efforts to make it easier to bank with – and to work at – Key. Clark’s unique skill set spans business, law, consulting and investment banking. Previously, he was Co-Founder and Managing Director of Occom Ridge Partners, LLC, a consulting and advisory firm focused on counseling businesses on strategic, operating, and transitional opportunities. Clark’s hands-on operating experience is from a previous role at Key as Group Head of Commercial Payments. In that capacity, he applied his consulting and advisory experience directly into day-to-day management decisions of running a business while redesigning and implementing a new strategic direction for the business. Prior to his role in Commercial Payments, Clark led Corporate Strategy at Key. Earlier in his career, Clark was Senior Controller of Personal Lines for the Progressive Corporation, where he was responsible for all aspects of its $13.5 billion personal lines (auto, special lines and home partnership) business performance. During his tenure at Progressive, he also served as business leader for corporate development, capital management and investor relations activities. Clark has also held several senior leadership roles in strategy and finance, including at National City Corporation (now PNC) where he led Corporate Finance and Strategy and Corporate Planning. Prior to his tenure at National City, Clark was an Engagement Manager at McKinsey & Company. Clark is an adjunct professor at Case Western Reserve University and a board member of BuyerQuest, a Cleveland based SaaS Company in the procure-to-pay space. He has served as a Board Observer at SaaS companies, Avidxchange, a Charlotte-based accounts payable automation provider, and Instamed, a Philadelphia-based provider of healthcare payments solutions and was a board member at the Payment Company (“PayCo”) of The Clearinghouse, a financial services consortium comprised of the nation’s largest 25 financial institution. Clark holds a bachelor’s degree in Economics from Dartmouth College and a Juris Doctorate from the University of Pennsylvania Law School. Clark H. I. Khayat Presenter

Vice Chairman and Chief Financial Officer, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Don Kimble joined KeyCorp as Chief Financial Officer on June 3, 2013. With assets of $139 billion, Key is among the nation's largest bank-based financial services companies. Don is a member of the executive team and executive council at Key. He oversees accounting, tax, treasury, planning and forecasting, facilities, investor relations and line of business finance. Prior to joining Key, Don was Senior Executive Vice President and Chief Financial Officer of Huntington Bancshares Incorporated, headquartered in Columbus, Ohio. His responsibilities included financial forecasting and planning, treasury and balance sheet management, accounting, tax, investor relations, business segment financial support, strategic planning and merger and acquisitions. Prior to joining Huntington, Don served in various chief financial officer capacities at AmSouth Bancorporation (now part of Regions Financial) and Bank One Corporation. He began his professional career in 1982 at Ernst and Whinney, managing various audit engagements for companies in the financial services, healthcare and manufacturing industries. Don holds a bachelor's degree in Accounting from Ohio State University. He passed the CPA exam in 1982. Don R. Kimble Presenter

Executive Vice President, KeyCorp Co-Head of Corporate Bank, KeyCorp Head of KeyBank Real Estate Capital, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp In her 30 years at Key, Angela Mago has been involved in real estate and healthcare finance. In January 2016, Angela was named Co-Head of the Corporate Bank for KeyCorp in addition to her role as Head of Real Estate Capital. She was named Head of Real Estate Capital in 2014 and has direct responsibility for a $29B real estate portfolio, as well as a large Commercial Mortgage origination and Thirty Party Loan Servicing operation. Prior to leading Real Estate Capital, Angela ran the Real Estate Capital Markets team with responsibility for originating, underwriting, and distributing permanent mortgage financing for Key’s clients through Fannie Mae, Freddie Mac, FHA, Life Companies and CMBS. Previously, Angela served as the National Manager for KeyBank Real Estate Capital’s Healthcare group. In this role, she built the business that now includes a national sales force and a $3.5 billion healthcare portfolio. Key’s Real Estate Healthcare team has a stellar reputation and outstanding brand recognition among clients and investors in the seniors housing and care industry. Angela received a B.A. in Economics from the University of Michigan and an MBA in Finance from Case Western Reserve University. Angela serves on both the Mortgage Bankers Association’s Board of Directors and the Mortgage Bankers Association’s Commercial and the Multifamiliy Finance Board of Governors and is Vice Chair of the Investor Council. Angela also serves as the Treasurer of Neighborhood Progress, Inc., a Cleveland based non-profit organization involved in community development and capacity building in Northeast Ohio. Angela G. Mago Presenter

Chief Risk Officer, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Mark Midkiff is Chief Risk Officer of KeyCorp, responsible for Key's risk management functions, including credit, market, compliance and operational risk, as well as portfolio management and asset recovery activities. Mark reports directly to Beth Mooney, and is a member of KeyCorp's Executive Leadership Team and Executive Council. He is vice chair of the Enterprise Risk Management Committee.   Mark joined Key from BB&T, where he served as Deputy Chief Credit Officer. Prior to this role, Mark served as the Global Chief Risk Officer, responsible for overseeing the risk functions in all of GE Capital’s business units. During his tenure at GEC, Mark’s role was to lead and evolve all aspects of Global Risk Management during a major organization restructuring, directing a diverse team of CROs and operating across 20 countries.   Mark has also held positions of increasing responsibility at MUFG Union Bank, where his last position was Vice Chairman and Chief Risk Officer. In this role he led and grew the Enterprise Risk Management business across Union Bank and the broader MUFG organization in the US, Canada and Latin America. Mark began his career in 1984 as a senior credit analyst for Wachovia Corporation (now Wells Fargo Bank), where he spent 25 years in risk management and line of business roles of increasing responsibility.   Mark earned his bachelor's degree in Business Administration and Management from University of North Carolina at Chapel Hill. He also attended Wachovia’s Executive Leadership Program at Duke University, and The Wharton School’s Executive Risk Management Program. Mark currently serves on the Advisory Council of the International Association of Credit Portfolio Managers (IACPM), and is a former board member of the Risk Management Association, Bay Area Council, and IACPM. In Cleveland, he has been appointed to the board of directors for the Cleveland Play House. Mark Midkiff Presenter

Executive Vice President, KeyCorp Co-Head of Corporate Bank, KeyCorp President of KeyBanc Capital Markets, KeyCorp Member of the Executive Leadership Team, KeyCorp Member of Executive Council, KeyCorp Randy Paine is Co-Head of Key Corporate Bank and President of KeyBanc Capital Markets. Randy is a member of KeyCorp’s Executive Leadership Team. Previously he served as Co-Head of KeyBanc Capital Markets and Head of the Corporate and Investment Banking area. Prior to that, he led the Industrial and Energy Groups within KeyBanc Capital Markets. Randy was a Managing Director within the Investment Banking Division of McDonald Investments Inc., a registered broker-dealer acquired by KeyCorp in 1998. Key Corporate Bank includes KeyBanc Capital Markets, KeyBank Real Estate Capital, Enterprise Commercial Payments and Key Equipment Finance. KeyBanc Capital Markets is an integrated business unit comprised of Key’s Corporate, Investment Banking, Public Finance and Capital Markets businesses. KeyBanc Capital Markets is responsible for delivering capital, ideas and solutions to KeyCorp’s targeted clients and prospects worldwide. Randy joined Key in 1993 from Arthur Andersen & Company, where he served in the Special Services Division. Randy graduated cum laude from DePauw University with a B.A. in Economics. Randy is actively involved in various charities and not-for-profit organizations, including previously serving as Chairman of the Board of Directors of the Make-A-Wish Foundation of Ohio, Indiana and Kentucky, Chairman of Key Bank’s corporate wide United Way campaign and on the Board of Visitors for DePauw University and the Board of Directors for Special Olympics Indiana and Meals on Wheels in Indianapolis, Indiana. Andrew J. “Randy” Paine III

Executive Vice President, KeyCorp Head of Business Banking, KeyBank N.A. Member of Executive Council, KeyCorp Jamie Warder leads Business Banking and Investment Services at Key Bank responsible for business clients in the $0-10MM space and the Retail Investment and broker/dealer business. Prior to joining Key, Jamie served as the President of USAA Bank in San Antonio, Texas. Previous experience include P&L, product, operations, and channel roles at Capital One and PNC Bank Before banking, Jamie was an Associate Principal with McKinsey & Company and served a variety of clients on strategy and operational topics in both North America and Europe. Prior to transitioning to a business career, Jamie was a Captain in the United States Army serving as an armor and cavalry officer. Jamie has served on the boards of USAA Federal Savings Bank, clearXchange/Zelle, Early Warning System, and a variety of non-profit boards. Jamie graduated from the United States Military Academy at West Point with a BS in Electrical Engineering. He also earned an MBA with High Distinction (George Baker Scholar) from the Harvard Business School. Jamie, his wife, and three children live in Cleveland, Ohio. Jamie Warder Presenter

Appendix